SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 28, 2000

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                        (Date of earliest event reported)


                         Progress Financial Corporation

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             (Exact name of registrant as specified in its charter)



Delaware                            0-14815                          25-2413363
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(State of other jurisdiction    (Commission File Number)         (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania                19422-0764
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(Address of principal executive offices)                           (Zip Code)



                                 (610)-825-8800

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              (Registrant's telephone number, including area code)



                                 Not Applicable

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(Former name, ormer address and former fiscal year if changed since last report)
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                         Exhibit Index appears on page 4

Item 5.           Other Events

     On July 28, 2000, Progress Financial Corporation announced the issuance of 6,000 shares of Trust Preferred Securities. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PROGRESS FINANCIAL CORPORATION





Dated:   August 28, 2000                 By:      /s/ Michael B. High
                                                 ----------------------------
                                                  Michael B. High
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit Number                                 Description

       99(a) Press Release on issuance of Trust Preferred Securities issued July 26, 2000.

                                  Exhibit 99(a)

              Press Release issuance of Trust Preferred Securities
                             issued on July 28, 2000

                                                                 Exhibit 99(a)


Contact: Michael B. High
         Executive Vice President/CFO

         (610) 825-8800

FOR IMMEDIATE RELEASE

       Progress Financial Corporation Announces Offering Of $6 Million Of
                       11.445% Trust Preferred Securities

     Blue Bell, Pennsylvania (July 28, 2000): Progress Financial Corporation (the "Company") (Nasdaq - PFNC), the holding company for Progress Bank (the "Bank"), announced today the issuance of 6,000 shares, or $6.0 million, of 11.445% Trust Preferred Securities, $1,000 liquidation amount per security, in a private offering managed by First Union Securities, Inc. The Trust Preferred Securities represent undivided beneficial interests in Progress Capital Trust II, which was established by the Company for the purpose of issuing the Trust Preferred Securities. The Trust Preferred Securities are fully and unconditionally guaranteed by the Company. Net proceeds from the sale of the securities will be used for general corporate purposes, including but not limited to, capital contributions to the Bank to fund its growth and for repurchases of the Company's common stock under its existing stock repurchase program. Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through sixteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania and Timonium, Maryland, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania; and asset based lending through Progress Business Credit. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania; Richmond and Chesapeake, Virginia; Woodbridge, New Jersey; and Raleigh, North Carolina. The Company also conducts construction and development of assisted living communities through Progress Development Corporation; venture capital activities managed by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on the Nasdaq Stock Market, National Market under the Symbol "PFNC".

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